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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                   Date of Report (Date of earliest Event
                          Reported): July 29, 2002


               INDYMAC MBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through Certificates, Series 2002-I).

                             INDYMAC MBS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

             Delaware                   333-86514              95-4791925
----------------------------------   ---------------     ----------------------
   (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation)              File Number)        Identification No.)

      155 North Lake Avenue
       Pasadena, California                                       91101
       --------------------                                      --------
      (Address of Principal                                     (Zip Code)
        Executive Offices)

    Registrant's telephone number, including area code (800) 669-2300

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Item 5.      Other Events.
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         On July 29, 2002, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of July 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac
Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-I (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of July 1, 2002, by and among the Company, IndyMac and the Trustee.



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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INDYMAC MBS, INC.



                                           By:  /s/ Victor H. Woodworth
                                               ----------------------------
                                                Victor H. Woodworth
                                                Vice President



Dated:  March 4, 2003



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                               Exhibit Index



Exhibit                                                                Page

      99.1.    Pooling and Servicing Agreement, dated as of
               July 1, 2002, by and among, the Company, IndyMac
               and the Trustee                                            5



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